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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  July 14, 1997
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                              Ellett Brothers, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         South Carolina               33-61490                 57-0957069
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        (State or Other         (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification)


                267 Columbia Avenue, Chapin, South Carolina 29036
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          (Address, Including Zip Code of Principal Executive Offices)

                                 (803) 345-3751
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On July 14, 1997, Ellett Brothers, Inc. (the "Company") announced that it will close its Safesport Manufacturing Company subsidiary. In connection therewith, the Company will incur a one-time restructuring charge in the second quarter.

         A July 14, 1997 press release announcing the closing of the subsidiary is attached hereto as an exhibit and is incorporated by reference herein.

ITEM 7.

         (C) EXHIBITS. The exhibit listed in the Exhibit Index is filed as part of the Current Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ELLETT BROTHERS, INC.



Date:  July 16, 1997                           By:  /S/ RICHARD M. EDDINGER
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                                                    Richard M. Eddinger
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX


                                                                 SEQUENTIALLY
EXHIBIT                                                          NUMBERED PAGE
-------                                                          -------------

99.1     Press release for Registrant dated July 14, 1997.           5




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